Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 13. Subsequent Events

In April 2017, the Company entered into a multiyear supply agreement with Vestas to supply wind blades from two manufacturing lines at a new manufacturing facility that will be constructed in Matamoros, Mexico. The Company also granted Vestas an option to add additional manufacturing lines to the scope of the supply agreement. The Company expects this new manufacturing facility will commence operations in the first half of 2018 and that the wind blades produced at this manufacturing facility will primarily serve wind markets in Mexico, Central America and South America.

In April 2017, the Company amended its Restated Credit Facility to increase the letter of credit sub-facility from $15.0 million to $20.0 million.

Note 21. Subsequent Events

In February 2017, the Company entered into a credit agreement with a Chinese financial institution to provide an unsecured credit line of up to 150.0 million Renminbi (approximately $21.6 million as of December 31, 2016), which can be used for the purpose of domestic and foreign currency loans, issuing letters of guarantee or other transactions approved by the lender. Interest on the credit line accrues at the LIBOR rate plus an applicable margin and can be paid monthly, quarterly or at the time of the debt’s maturity (February 23, 2018).